EXHIBIT 10.1

WELLNESS PROGRAM PURCHASE AGREEMENT

            THIS AGREEMENT dated as of March 28, 2008

BETWEEN:

TAMMY DUPERRON, of 11432-53rd. Ave., Edmonton, Alberta, Canada, T6H 0S8:

 (the "Vendor")

AND:

HEALTH IN HARMONY INC., a company incorporated pursuant to the laws of Nevada with an office at 11107-50th Avenue, Edmonton, Alberta, Canada, T6H 0J1:

(the "Purchaser")

WHEREAS:

A.          The Vendor has developed a wellness program consisting of various physical and mental activities aimed at the elderly.

(the "Wellness Program");

B.          The  Vendor  has agreed to sell and  the  Purchaser  has  agreed  to purchase all right, interest  and  title in and to the Wellness Program;

            NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

1.          VENDOR'S REPRESENTATIONS

1.1         The Vendor represents and warrants to the Purchaser that:

(a) the Vendor holds the right to transfer title to the Wellness Program and to exploit the Wellness Program;

(b) the Vendor holds the Wellness Program free and clear of all liens, charges and claims of others, and the Vendor has a free and unimpeded right of use of the Wellness Program;

(c)   there are no adverse claims or challenges against or to the Vendor's ownership of or title to the Wellness Program nor to the knowledge of the Vendor is there any basis therefore, and there are no outstanding agreements  or options to acquire  or  purchase  the  Wellness Program;

(d)   the Vendor has  the full right, authority and capacity to enter into his Agreement without  first  obtaining  the  consent  of any other person  or  body  corporate  and the consummation of the transaction herein contemplated will not conflict  with  or result in any breach of any covenants or agreements contained in, or constitute a default under,  or  result  in  the  creation of any encumbrance  under  the provisions  of  any  indenture,  agreement   or   other   instrument whatsoever to which the Vendor is a party or by which he is bound or to which he is subject;

(e)   no  proceedings  are  pending for, and the Vendor is unaware of  any basis for, the institution  of  any  proceedings which could lead to the  placing  of either Vendor in bankruptcy,  or  in  any  position similar to bankruptcy; and

1.2       The  representations  and  warranties  of  the  Vendor  set  out  in paragraph 1.1 above form a part of this Agreement and are conditions upon which  the Purchaser has relied in entering into this Agreement and shall survive  the  acquisition  of any interest in the Patent by the Purchaser.

2.          THE PURCHASER'S REPRESENTATIONS

The Purchaser warrants and represents to the Vendor that it is a body corporate, duly incorporated under the laws of the state of Nevada with full power and absolute capacity to enter into this Agreement and that the terms of this Agreement have been authorized by all necessary corporate acts and deeds in order to give effect to the terms hereof.

3.          SALE OF WELLNESS PROGRAM

The Vendor hereby sells, grants and devises to the purchaser all right, title and interest in and to the Wellness Program in consideration of the Purchaser paying $4,000 to the Vendor upon execution of this Agreement. The Vendor hereby agrees to accept 4,000,000 shares of common stock of the Purchaser in settlement of this obligation.

In the event that Vendor is removed without good cause as a director of Purchaser or ceases, without his consent, to be a controlling shareholder of the Purchaser, then Vendor shall have the right to re-purchase the Wellness Program by delivery and transfer to the Purchaser of the 4,000,000 shares of common stock within ten (10) days of the removal or cessation set forth above.  Upon such delivery, all right, title and interest in and to the Wellness Program shall be assigned to Vendor.  “Good Cause” shall mean (i) an act or acts of personal dishonesty by the Vendor, (ii) repeated violation by the Vendor of the Vendor’s material obligations under any agreement with the Purchaser which are not remedied in a reasonable period of time after receipt of written notice from the Purchaser, (iii) the conviction of the Vendor for any criminal act which is a felony, (iv) proven habitual substance abuse, or (v) proven charges of sexual harassment of employees.

4.          COVENANTS OF THE PURCHASER

The Purchaser shall maintain the Wellness Program and take all such steps as to protect the Wellness Program from being replicated by other parties.

5.          FORCE MAJEURE

If the Purchaser is prevented  from or delayed in complying with any provisions of this Agreement by reason of strikes,  labour disputes, lockouts, labour shortages, power  shortages,  fires,  wars,  acts  of God, governmental regulations restricting normal operations or any other reason  or reasons beyond the  control  of  the  Purchaser,  the time limited for the performance  of  the various provisions of this Agreement  as  set  out  above shall be extended by a period of time equal in length to the period of such  prevention  and delay, and the Purchaser, insofar as is possible, shall promptly give written notice to the Vendor of the particulars of the reasons for any prevention or delay  under this section,  and  shall  take  all  reasonable  steps  to  remove the cause of such prevention or delay and shall give written notice to the  Vendor as soon as such cause ceases to exist.

6.          ENTIRE AGREEMENT

This Agreement constitutes the entire agreement  to date between the parties   hereto   and   supersedes  every  previous  agreement,  communication, expectation, negotiation,  representation  or  understanding,  whether  oral  or written,  express  or  implied, statutory or otherwise, between the parties with respect to the subject matter of this Agreement.

7.          NOTICE

7.1       Any notice required to be given under this Agreement shall  be deemed to well and sufficiently  given  if  delivered  to  the  other  party  at its respective address first noted above, and any notice given as aforesaid shall be deemed  to  have  been given, if delivered, when delivered, or if mailed, on the fourth business day after the date of mailing thereof.

7.2 Either party may from time to time by notice in writing change its address for the purpose of this paragraph.

8.          RELATIONSHIP OF PARTIES

Nothing contained  in  this  Agreement  shall,  except to the extent specifically  authorized  hereunder,  be  deemed  to constitute either  party  a partner, agent or legal representative of the other party.

9.          FURTHER ASSURANCES

The parties hereto agree to do or cause to be done all acts or things necessary to implement and carry into effect the provisions and intent of this Agreement.

10.         TIME OF ESSENCE

            Time shall be of the essence of this Agreement.

11.        TITLES

The titles to the respective sections hereof shall not be deemed a part of this Agreement but shall be regarded as having been used for convenience only.

12.         CURRENCY

All funds referred to under the terms of this Agreement shall be funds designated in the lawful currency of the United States of America.

13.         NONSEVERABILITY

This  Agreement  shall  be  considered and  construed  as  a  single instrument and the failure to perform any  of  the  terms and conditions in this Agreement  shall constitute a violation or breach of the  entire  instrument  or Agreement and shall constitute the basis for cancellation or termination.

14.         APPLICABLE LAW

The  site of the Agreement is Edmonton, Alberta, and for all purposes this Agreement  will  be  governed exclusively by and construed and enforced  in accordance with the laws prevailing  in  the  Province  of  Alberta, Canada.

15.         ENUREMENT

This Agreement shall endure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

/s/ Tammy DuPerron
TAMMY DUPERRON

/s/ Tammy DuPerron
HEALTH IN HARMONY INC.
PER: TAMMY DUPERRON
(AUTHORIZED SIGNATORY)